UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

AZZURRO SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-239589	98-1511882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 11th Floor Newport Beach, CA 92660
(Address of Principal Executive Offices)

(949) 289-6789

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 30, 2024, Jian-Meng Yang resigned as Secretary of the Corporation and Summer Li was appointed Secretary in his place.

The business background descriptions of the newly appointed officer is as follows:

Summer Li graduated from the University of California, Irvine in Orange County, California with a Bachelor’s degree in International Studies in 2016.

Summer became part of the team at American Blast Systems in 2019 until 2021, providing comprehensive administrative support to all internal teams, government contractors, and the CEO. In 2021, Summer transitioned to the position of office manager at Vitaspring Biomedical, headquartered in Irvine, California. In 2024, Ms. Li joined the Corporation as an office manager, bookkeeper.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZURRO SOLUTIONS CORP.

Date: October 2, 2024	By:	/s/ Jian-Meng Yang
Name: Jian-Meng Yang
Title: CEO

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